SEMIANNUAL REPORT  APRIL 30, 2001

Prudential
Pacific Growth Fund, Inc.

Fund Type Global/International stock

Objective Long-term growth of capital

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

Investment Goals and Style
The Prudential Pacific Growth Fund (the Fund) invests primarily in stocks of companies in the Pacific Basin, selecting a diversified portfolio aimed at long-term growth of capital. The Fund is subject to all of the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration
   Expressed as a percentage of
net assets as of 4/30/01
      52.4%  Japan
      13.2   Hong Kong
      12.5   Taiwan
       6.4   Singapore
       5.5   Korea
       4.4   India
       1.6   Other Asia
       0.4   Australia
       3.6   Cash & Equivalents

Ten Largest Holdings
   Expressed as a percentage of
   net assets as of 4/30/01
   3.8%  NTT DoCoMo, Inc.
         Telecommunications
   3.2   Samsung Electronics
         Electronics
   2.7   Tokyo Electron, Ltd.
         Electronic Components
   2.6   Cheung Kong (Holdings), Ltd.
         Real Estate
   2.3   China Telecom, Ltd.
         Telecommunications
   2.3   Hutchison Whampoa, Ltd.
         Diversified Industries
   2.1   United Microelectronics Corp., Ltd.
         Electronic Components
   2.1   Sumitomo Bakelite Co., Ltd.
         Chemicals
   2.1   Sony Corp.
         Audio/Visual
   2.1   Infosys Technologies, Ltd.
         Computer Software & Services

Holdings are subject to change.

www.PruFN.com        (800) 225-1852

Performance at a Glance

Cumulative Total Returns1              As of 4/30/01
                  Six       One      Five      Since
                 Months     Year     Years   Inception2
Class A          -14.02%   -41.60%  -42.44%    2.29%
Class B          -14.93    -42.48   -44.87    -4.70
Class C          -14.39    -42.12   -44.52    -43.42
Class Z          -14.64    -42.08   -42.04    -40.00
Lipper Pacific
  Region Fund
  Avg.3          -11.68    -29.66   -23.90     ***

Average Annual Total Returns1          As of 3/31/01
              One       Five      Since
              Year      Years   Inception2
   Class A   -50.84%   -11.34%   -0.59%
   Class B   -54.08    -11.53    -0.82
   Class C   -50.26    -11.27    -8.64
   Class Z   -48.65    -10.29    -9.97

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A and B, 7/24/92; Class C, 8/1/94;
Class Z, 3/1/96.

3 Lipper average returns are unmanaged and are based on the average return for all funds in each share class for the six-month, one-, and five-year periods in the Pacific Region Fund category. Pacific Region funds concentrate investments in equity securities with primary trading markets or operations concentrated in the Western Pacific Basin or a single country within this region.

***Lipper Since Inception returns are 46.47% for Class A and
B, -19.49% for Class C, and -18.83% for Class Z, based on all funds in each share class.

(LOGO)                              June 15, 2001

Dear Shareholder,
In the worst market for growth stocks in several decades, the Prudential Pacific Growth Fund's Class A shares returned - 14.02% over the six months ended April 30, 2001, -18.32% to those paying the maximum one-time Class A share sales charge. This was somewhat below the Lipper Pacific Region Fund Average, the Fund's peer-group benchmark. The poor performance of the Fund's Japanese stocks was the primary reason for the decline. The Japanese yen fell 12% over this period, accounting for a significant part of the negative return. In addition, the Fund's growth investing style, particularly its focus on telecommunications and technology stocks, detracted from its performance.

After a thorough investigation by its investment management research team, Prudential has assigned day-to-day management of the Fund to Jardine Fleming International Management, Inc.
Jardine Fleming assumed management on May 5, 2001.

Historically, market favor has swung back and forth between investment styles, and it turned sharply after a long run of growth-style outperformance. Since we see no reason for the long-term historical pattern of swings in market favor to stop, we expect the growth style to eventually have its turn on top once again. In addition, after their steep decline over the past 12 months, Pacific Region stocks have become quite inexpensive. Although no one has proved able to consistently predict when changes in a market will come, current prices appear to have absorbed the more pessimistic scenarios.

Sincerely,

David R. Odenath, Jr., President
Prudential Pacific Growth Fund, Inc.

Prudential Pacific Growth Fund, Inc.
Semiannual Report   April 30, 2001

Investment Adviser's Report

THE FALLING YEN MADE THINGS WORSE
We had a much smaller exposure to Japan than the Morgan Stanley Capital International Pacific Index (MSCI Pacific Index), but the Fund's return on that portion of its portfolio was poor. In general, the economic situation in Japan was stagnant for most of the six-month reporting period. Although Japanese stocks began to rise in mid-March with the prospect that Junichiro Koizumi--a reform-minded politician who was not part of the ruling clique--would be selected Prime Minister, they had fallen through most of the period. The 12% decline of the yen against the dollar over the period exacerbated the impact on U.S. dollar-based investors of a moderately falling stock market.

Some of the Fund's holdings in Japan declined with the global fall of telecommunications stocks (see below). However, in addition to the telecommunications-related investments, we had particularly large negative impacts from TDK and Ryohin
Keikaku.

TDK makes parts for computer hard disk drives. Its earnings have been under pressure due to the declining global demand for computers and because it has been losing market share in magnetic tape and tape-reading heads. Ryohin Keikaku is a retail clothing chain specializing in its house-brand products, which it originally sold through other retailers as a generic private brand. Sales have been increasing since its 1996 fiscal year, and earnings grew from 1996 until 2001 when there was a drop. Although the firm is part of the new-style value-oriented Japanese economy, it couldn't fight the broader economic environment and the market's strong aversion to bad earnings news.

United Arrows, too, is a modern-style retailer that specializes in European/American fashions and its own inexpensive house-brand equivalents. It has seen increasing sales since its 1998 fiscal year. The company's shares had a very large decline in our last reporting period, but recovered part of the loss in this period when the shares more than doubled, resulting in one of the largest positive contributions to the Fund's return.

Prudential Pacific Growth Fund, Inc.
Semiannual Report   April 30, 2001

We believe that many Japanese companies are cash-rich, and their stocks are very inexpensive. In our view, the probability of major change is low, but the potential pay-off, should it happen, is very high. We added some Japanese stocks to the Fund's holdings, including Sanyo Electric and Nintendo, both consumer-oriented companies. We sold Nippon Telegraph & Telephone and reduced our position in Sony.

TELECOMMUNICATIONS-RELATED STOCKS CORRECTED
Over the past few years, there were extraordinary growth opportunities for firms in the telecommunications equipment and service industries. Their stocks were swept up to fairly expensive levels in a general wave of enthusiasm, and they were punished during our reporting period as investors indiscriminately fled technology and telecommunications stocks.

In retrospect, we can see that the rapid growth of technology firms' sales and profits at the end of the 1990s, together with the ready availability of funds through new stock issues, led to investment in too much production capacity. Moreover, the occasional shortages of components in 1999 led some firms to allow their inventories to build up in 2000. Then, higher interest rates in the United States, higher energy costs globally, and a period in which companies digested their earlier investments in technology upgrades all worked to slow the technology manufacturing sector of the global economy.

What followed was a drop-off in business of a suddenness that was unprecedented in our long experience and in the experience of the managers of many of these companies. The slowdown caught everyone by surprise. Inventories were high and demand was minimal. The profits of Pacific area suppliers to U.S. companies were affected, while share prices generally followed the U.S. pattern of a steep, telecommunications- and technology-led decline. This followed the decline in Internet-related stocks, which were the "bubbliest" in the "new economy" bull market.

www.PruFN.com                 (800) 225-1852

OUR TELECOMMUNICATIONS FOCUS HURT
Telecommunications-related companies--both service providers and equipment manufacturers--accounted for many of the stocks that hurt the Fund's return the most. We think the shares of some of our holdings became somewhat expensive during the wave of enthusiasm for these stocks in 1999 and the first quarter of 2000. As a result of declining profit expectations, share prices of growth companies gradually declined through much of the year 2000. At first, earnings fell faster than share prices, and then--in the last months of 2000 and the first quarter of 2001--growth expectations fell, driving down the prices of technology and telecommunications stocks.

NTT DoCoMo, the most prominent Japanese wireless telecommunications company, was among the largest detractors from the Fund's return. Another was Askel, which sold equipment for small and midsize businesses from its Internet site.

Outside of Japan, the sector decline also accounted for notably poor performances from the Korean firm Hynix
Semiconductor and the Hong Kong telecommunications provider
China Mobile.

An exception to the downturn was Samsung Electronics, which had a terrible return in the preceding period because of general concerns about the restructuring of corporate ownership and balance sheets of South Korean companies. Samsung had a substantial recovery that placed it among the largest positive contributors to this period's return. In a market that was generally dominated by industry-wide global trends, Samsung also was an exception; the local conditions in Korea, together with the company's long-term strength, were jointly responsible for its gain.

REGIONAL FACTORS HURT IN SINGAPORE AND INDIA
Strangely enough, Singapore stocks were hurt during this reporting period by their comparative stability. They had represented a safe haven when shares in the rest of the region were falling. As a defensive move, we held primarily the largest and most blue-chip of stocks, and they were hurt in the

Prudential Pacific Growth Fund, Inc.
Semiannual Report   April 30, 2001

April upswing as investors cashed in some of their defensive stocks to return to more volatile sectors. For example, DBS
Group Holdings, the dominant bank in Singapore, was among the Fund's poorer performers.

In India, the Fund held primarily technology stocks--the country's most promising growth industry. These stocks were hurt by the global downturn in the sector, and also by an insider trading scandal in the latter half of the period that was sufficiently important to force the head of the stock exchange to resign. We had a substantial position in Infosys Technology, a software outsourcing and consulting company that was caught in the general downturn of Indian stocks.

HONG KONG REAL ESTATE ROSE
Among the Fund's holdings, the only industry group that increased in value was its Hong Kong real estate investments:
Sun Hung Kai Properties, Wharf Holdings, and Cheung Kong (Holdings.) (Cheung Kong is discussed further on page 8.) As with real estate in general, these stocks are very sensitive to interest-rate changes. The Hong Kong currency is pegged to the U.S. dollar. Real estate stocks previously had fallen when the U.S. Federal Reserve (the Fed) increased interest rates, and they benefited when the Fed eased.

LOOKING AHEAD
Although Pacific Region economies--except Japan--have held up remarkably well, the slowdown in the United States and in technology and telecommunications industries globally is our immediate concern. Over the longer run, we expect that the continuing trend toward outsourcing manufacturing to suppliers in Asia will drive further growth.

The other growth engine is China, whose gross domestic product
(GDP) grew at an 8.1% annual rate in the first quarter of 2001, about the pace we think it can sustain over the next two to three years. Accelerating domestic consumption is expected to join exporting as a driver of growth. Investors can benefit from these developments by buying shares of companies listed in Hong Kong particularly, but also in Taiwan, in addition to stocks listed in China.

www.PruFN.com        (800) 225-1852

Australia offers a defensive refuge from short-term political and economic uncertainties in the Pacific Region. Consequently, shares had reached quite expensive levels. They have become more reasonably valued recently, but higher energy prices and the looming economic slowdown are likely to affect Australia. Nonetheless, we expect to maintain a significant exposure there until we are more confident that conditions in Asia are stabilizing.

After the reporting period ended, data showed that the Japanese economy shrank during the first quarter of 2001. Nevertheless, more Japanese companies are targeting increased shareholder value, so we believe that their efforts at restructuring will continue. We also believe that share prices in Japan may already reflect much of the bad economic news. Therefore, the risk/reward profile for Japanese shares is becoming more favorable, in our opinion.

CHANGE IN ADVISER
On March 28, 2001, shareholders approved a change in subadviser to the Fund. Jardine Fleming International Management Inc. assumed day-to-day management on May 5, 2001. Subsequent changes in the portfolio included the addition of significant positions in the Japanese automobile companies Toyota and Nissan. The Asian and Japanese auto markets are reviving, and we expect them to continue to provide at least modest volume growth over the next one to two years. Toyota Motors is the world's third largest auto manufacturer, with geographically diversified sales that are less dependent on the weakening North American market than most of its international competitors. In addition, it is gaining market share in the United States. Nissan has benefited from Renault's management team, which convincingly turned the automaker around after buying a majority share. Nissan increased its share of the domestic market in the first quarter of 2001, and has a large number of new model launches planned for the rest of the year.

Prudential Pacific Growth Fund, Inc.
Semiannual Report   April 30, 2001

In Japan also, the Fund re-established a substantial position in Canon, a top global manufacturer of consumer and office electronics products, as well as optical components used in medical equipment and semiconductor manufacturing. Canon is a well-managed company with a relatively inexpensive share price. Because of its overseas sales, it benefits from a weak yen.

Outside of Japan, the Fund increased its position in Cheung Kong, the Hong Kong-based conglomerate that owns just under 50% of Hutchison Whampoa. Hutchison is itself a conglomerate that is an increasing global force in wireless telecommunications, as well as the world's largest container port company. Cheung Kong also is a major owner of Hong Kong real estate.

The Fund added Commonwealth Bank of Australia, a holding relatively protected from the forces driving share prices in the rest of the Pacific. The bank's main focus is the retail market, where its e-business strategy has proven to be particularly rewarding. It has become the 10th largest banking group in the world in terms of the number of online customers, about half of whom are not otherwise its customers. The online relationships thus add a considerable amount of marketing leverage.

Prudential Pacific Growth Fund Management Team

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2001 (Unaudited)

Shares          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.4%
Common Stocks
-------------------------------------------------------------------------------------
Australia  0.4%
     613,755    PowerLan, Ltd.                                        $      291,989
-------------------------------------------------------------------------------------
Hong Kong  13.2%
     158,300    Cheung Kong (Holdings), Ltd.                               1,765,858
     326,400    China Telecom, Ltd.                                        1,602,893
     164,000    Citic Pacific, Ltd.                                          472,080
     144,960    Hutchison Whampoa, Ltd.                                    1,565,934
   2,135,900    Kingboard Chemical Holdings, Ltd.                          1,006,454
     140,700    Sun Hung Kai Properties, Ltd.                              1,307,939
     151,700    Television Broadcasts, Ltd.                                  766,368
     214,000    The Wharf (Holdings), Ltd.                                   502,135
                                                                      --------------
                                                                           8,989,661
-------------------------------------------------------------------------------------
India  4.4%
     193,300    Hindustan Lever, Ltd.                                        869,633
      17,796    Infosys Technologies, Ltd.                                 1,416,158
       8,100    NIIT, Ltd.                                                    65,646
      14,070    Ranbaxy Laboratories, Ltd. (GDR)                             158,288
      98,600    Satyam Computer Services, Ltd.                               455,166
      27,000    Zee Telefilms, Ltd.                                           57,089
                                                                      --------------
                                                                           3,021,980
-------------------------------------------------------------------------------------
Japan  52.4%
      13,000    ASKUL Corp.                                                  316,547
      17,900    Avex, Inc.                                                 1,368,402
       3,060    Bellsystem 24, Inc.                                        1,186,968
      50,000    C. Uyemura & Co., Ltd.                                       964,689
      21,000    Canon, Inc.                                                  823,929
     124,000    Daifuku Co., Ltd.                                            682,118
      39,000    Daikin Industries, Ltd.                                      664,118
      38,000    Ebara Corp.                                                  362,739
      23,500    Fancl Corp.                                                1,349,755
       5,400    Funai Electric Co., Ltd.                                     366,509
      29,600    Global-Dining, Inc.                                          397,492

    See Notes to Financial Statements                                      9

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
      11,400    Goldcrest Co., Ltd.                                   $      711,952
     318,000    Gunze, Ltd.                                                1,260,527
       7,000    Hirose Electric Co., Ltd.                                    661,408
      22,500    ITO EN, Ltd.                                               1,374,226
          44    Japan Telecom Co., Ltd.                                      733,244
     479,000    Kawasaki Steel Corp.                                         596,740
      17,000    Matsushita Electric Co.                                      283,299
      10,000    Murata Manufacturing Co., Ltd.                               840,513
      67,000    NEC Corp.                                                  1,222,222
       5,500    Nintendo Co., Ltd.                                           885,410
         125    Nippon Telegraph & Telephone Corp.                           793,795
      61,000    Nomura Securities Co., Ltd.                                1,287,951
         125    NTT DoCoMo, Inc.                                           2,568,458
      72,000    Olympus Optical Co., Ltd.                                  1,095,013
       2,200    Oracle Corp. Japan                                           304,332
      19,400    Ryohin Keikaku Co., Ltd.                                     524,176
      29,000    Skylark Co., Ltd.                                            896,170
       7,600    Softbank Corp.                                               288,962
      19,100    Sony Corp.                                                 1,427,691
     154,000    Sumitomo Bakelite Co., Ltd.                                1,445,132
      10,300    TDK Corp.                                                    598,261
      33,000    Terumo Corp.                                                 662,056
      63,000    Tokio Marine & Fire Insurance Co., Ltd.                      662,541
      14,000    Tokyo Broadcasting Systems                                   313,716
      25,000    Tokyo Electron, Ltd.                                       1,820,167
      15,500    Trend Micro Inc.(a)                                          700,926
      15,500    Trend Micro Inc-New(a)(b)                                    700,926
          89    UFJ Holdings, Inc.(a)                                        641,786
      23,700    Uni-Charm Corp.                                              927,946
      84,200    United Arrows, Ltd.                                        1,089,835
                                                                      --------------
                                                                          35,802,647
-------------------------------------------------------------------------------------
Korea  5.5%
         206    L.G. Home Shopping, Inc.                                       8,212
      78,150    Samsung Corp.                                                370,871
      18,980    Samsung Electro-Mechanics Co.                                600,241

    10                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
      12,461    Samsung Electronics                                   $    2,166,719
       3,540    SK Telecom Co., Ltd.                                         608,815
                                                                      --------------
                                                                           3,754,858
-------------------------------------------------------------------------------------
Singapore  6.4%
     116,833    DBS Group Holdings, Ltd.                                   1,019,675
     128,160    Elec & Eltek International Co., Ltd.                         334,498
      55,300    Oversea-Chinese Banking Corp., Ltd.                          333,900
      78,083    Overseas Union Bank, Ltd.                                    304,309
     308,000    Sembcorp Industries, Ltd.                                    268,811
      70,000    Sembcorp Logistics, Ltd.                                     268,965
      29,900    Singapore Press Holdings, Ltd.                               343,018
     436,000    Singapore Technologies Engineering, Ltd.                     653,354
     387,000    Singapore Telecommunications, Ltd.                           386,618
      38,128    United Overseas Bank, Ltd.                                   253,238
      35,000    Venture Manufacturing, Ltd.                                  243,989
                                                                      --------------
                                                                           4,410,375
-------------------------------------------------------------------------------------
Taiwan  12.5%
     535,000    Acer, Inc.                                                   346,842
     395,785    Advanced Semiconductor Engineering, Inc. (GDR)(a)            308,388
     127,458    Ambit Microsystems Corp.                                     772,002
     195,454    Asustek Computer, Inc.                                       889,374
   1,138,640    Chinatrust Commercial Bank                                   831,756
     179,739    Compal Electronics, Inc.                                     306,358
     105,400    Compeq Manufacturing Co., Ltd.                               322,408
     249,000    Far Eastern Textile, Ltd.                                    152,333
     105,400    Hon Hai Precision Industry Co., Ltd.                         619,151
     274,350    Macronix International Co., Ltd.(a)                          421,692
     209,211    Phoenixtec Power Co., Ltd.                                   192,305
   1,343,004    Taishin International Bank(a)                                604,975
     476,103    Taiwan Semiconductor Manufacturing Co.(a)                  1,318,684
     910,200    United Microelectronics Corp., Ltd.(a)                     1,454,436
                                                                      --------------
                                                                           8,540,704

    See Notes to Financial Statements                                     11

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Thailand  1.6%
      50,600    Advanced Info Service Public Co., Ltd.(a)             $      512,096
     115,900    BEC World Public Co., Ltd.                                   578,865
                                                                      --------------
                                                                           1,090,961
                                                                      --------------
                Total common stocks (cost $85,757,887)                    65,903,175
                                                                      --------------
Units
-----------------------------------------------------------------------------------
Warrants(a)
-------------------------------------------------------------------------------------
Indonesia
     834,300    PT Bank Pan Indonesia Tbk
                 expiring July 2002 @ IDR650 (cost $0)                         1,151
                                                                      --------------
                Total long-term investments (cost $85,757,887)            65,904,326
                                                                      --------------
SHORT-TERM INVESTMENT  2.9%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreement
                Joint Repurchase Agreement Account,
$      1,947    4.53%, 5/1/01 (cost $1,947,000; Note 5)                    1,947,000
                                                                      --------------
                Total Investments  99.3%
                 (cost $87,704,887; Note 4)                               67,851,326
                Other assets in excess of liabilities  0.7%                  486,356
                                                                      --------------
                Net Assets  100%                                      $   68,337,682
                                                                      --------------
                                                                      --------------

------------------------------
(a) Non-income producing security.
(b) When-issued security.
GDR--Global Depository Receipt.
    12                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of April 30, 2001 was as follows:

Electronic Components..................................................   17.0%
Telecommunications.....................................................    8.7
Electronics............................................................    8.5
Real Estate............................................................    5.5
Computer Software & Services...........................................    5.3
Financial Services.....................................................    4.7
Diversified Industries.................................................    4.0
Chemicals..............................................................    3.5
Commercial Services....................................................    3.3
Commercial Banking.....................................................    3.0
Repurchase Agreement...................................................    2.9
Broadcasting & Publishing..............................................    2.6
Computers..............................................................    2.3
Telephones.............................................................    2.2
Food & Beverage........................................................    2.0
Cosmetics/Toiletries...................................................    2.0
Audio/Visual...........................................................    2.0
Restaurants............................................................    1.9
Apparel................................................................    1.8
Utility Communications.................................................    1.6
Machinery & Equipment..................................................    1.5
Paper..................................................................    1.4
Engineering & Construction.............................................    1.4
Cosmetics & Soaps......................................................    1.3
Office Equipment & Supplies............................................    1.2
Medical Products & Services............................................    1.2
Diversified Operations.................................................    1.2
Electrical Services....................................................    1.1
Insurance..............................................................    1.0
Steel - Products.......................................................    0.9
Retail.................................................................    0.8
Television & Communication Equipment...................................    0.5
Internet...............................................................    0.4
Energy Equipment & Services............................................    0.4
Textiles...............................................................    0.2
                                                                         -----
                                                                          99.3%
Other assets in excess of liabilities..................................    0.7
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     13

       Prudential Pacific Growth Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                    April 30, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $87,704,887)                             $  67,851,326
Foreign currency, at value (cost $458,656)                                 422,307
Cash                                                                         1,666
Receivable for Fund shares sold                                            773,474
Dividends and interest receivable                                          146,994
Other assets                                                                10,644
                                                                    --------------
      Total assets                                                      69,206,411
                                                                    --------------
LIABILITIES
Payable for investments purchased                                          520,389
Accrued expenses                                                           170,771
Withholding taxes payable                                                  100,993
Management fee payable                                                      44,272
Distribution fee payable                                                    32,304
                                                                    --------------
      Total liabilities                                                    868,729
                                                                    --------------
NET ASSETS                                                           $  68,337,682
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Shares of common stock, at par                                    $       8,378
   Paid-in capital in excess of par                                    104,161,775
                                                                    --------------
                                                                       104,170,153
   Distributions in excess of net investment income                     (1,070,102)
   Accumulated net realized loss on investments                        (14,789,336)
   Net unrealized depreciation on investments and foreign
      currencies                                                       (19,973,033)
                                                                    --------------
Net assets, April 30, 2001                                           $  68,337,682
                                                                    --------------
                                                                    --------------

    14                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    April 30, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($36,758,662 / 4,410,226 shares of common stock issued and
      outstanding)                                                           $8.33
   Maximum sales charge (5% of offering price)                                 .44
                                                                    --------------
   Maximum offering price to public                                          $8.77
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($25,797,503 / 3,260,871 shares of common stock issued and
      outstanding)                                                           $7.91
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share
      ($2,603,049 / 327,059 shares of common stock issued and
      outstanding)                                                           $7.96
   Sales charge (1% of offering price)                                         .08
                                                                    --------------
   Offering price to public                                                  $8.04
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($3,178,468 / 381,255 shares of common stock issued and
      outstanding)                                                           $8.34
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     15

       Prudential Pacific Growth Fund, Inc.
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                        Ended
                                                                    April 30, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $53,043)           $     354,244
   Interest                                                                111,087
                                                                    --------------
      Total income                                                         465,331
                                                                    --------------
Expenses
   Management fee                                                          293,370
   Distribution fee--Class A                                                45,116
   Distribution fee--Class B                                               181,603
   Distribution fee--Class C                                                17,763
   Transfer agent's fees and expenses                                      215,000
   Custodian's fees and expenses                                           178,000
   Reports to shareholders                                                  93,000
   Registration fees                                                        35,000
   Directors' fees and expenses                                             18,000
   Audit fee                                                                15,000
   Legal fees and expenses                                                   6,000
   Miscellaneous                                                             2,445
                                                                    --------------
      Total operating expenses                                           1,100,297
   Loan interest expense                                                     6,090
                                                                    --------------
      Total expenses                                                     1,106,387
                                                                    --------------
Net investment loss                                                       (641,056)
                                                                    --------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                              (6,858,150)
   Foreign currency transactions                                           (82,764)
                                                                    --------------
                                                                        (6,940,914)
                                                                    --------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                          (2,778,503)
   Foreign currencies                                                      (24,779)
                                                                    --------------
                                                                        (2,803,282)
                                                                    --------------
Net loss on investments and foreign currencies                          (9,744,196)
                                                                    --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ (10,385,252)
                                                                    --------------
                                                                    --------------

    16                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months            Year
                                                      Ended              Ended
                                                  April 30, 2001    October 31, 2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                            $     (641,056)    $   (1,986,791)
   Net realized gain (loss) on investments and
      foreign currency transactions                   (6,940,914)        21,037,797
   Net change in unrealized
      appreciation/depreciation on investments
      and foreign currencies                          (2,803,282)       (57,985,506)
                                                  --------------    ----------------
   Net decrease in net assets resulting from
      operations                                     (10,385,252)       (38,934,500)
                                                  --------------    ----------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                                 --           (553,645)
      Class B                                                 --           (653,639)
      Class C                                                 --            (36,696)
      Class Z                                                 --           (531,713)
                                                  --------------    ----------------
                                                              --         (1,775,693)
                                                  --------------    ----------------
   Distributions in excess of net investment
      income
      Class A                                                 --           (168,626)
      Class B                                                 --           (396,051)
      Class C                                                 --            (27,107)
      Class Z                                                 --           (130,489)
                                                  --------------    ----------------
                                                              --           (722,273)
                                                  --------------    ----------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                     114,805,975        778,873,547
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                           --          2,368,241
   Cost of shares reacquired                        (147,035,078)      (836,348,877)
                                                  --------------    ----------------
   Net decrease in net assets from Fund share
      transactions                                   (32,229,103)       (55,107,089)
                                                  --------------    ----------------
Total decrease                                       (42,614,355)       (96,539,555)
NET ASSETS
Beginning of period                                  110,952,037        207,491,592
                                                  --------------    ----------------
End of period                                     $   68,337,682     $  110,952,037
                                                  --------------    ----------------
                                                  --------------    ----------------

    See Notes to Financial Statements                                     17

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited)

Prudential Pacific Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 14, 1991 and commenced investment operations on July 24, 1992. The investment objective of the Fund is to seek long-term capital growth by investing primarily in common stocks, common stock equivalents and other securities of companies doing business in or domiciled in the Pacific Basin region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System are valued at the last sale price on such exchange system or, if there was no sale on such day, at the mean between the last bid and asked prices, or at the bid price in the absence of an asked price. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.

      Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      All securities are valued as of 4:15 p.m. New York time.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an
                                                                          19

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income or loss, other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Jennison Associates LLC ('Jennison') provided subadvisory services in connection with the management of the Fund from October 2, 2000 through May 4, 2001. Effective May 5, 2001, PIFM terminated the subadvisory agreement with Jennison and entered into a subadvisory agreement with Jardine Fleming International Management, Inc. ('JF'). PIFM paid for the services of Jennison and JF, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of the Class A, Class B and Class C shares for the six months ended April 30, 2001.

      PIMS has advised the Fund that it received approximately $19,200 and $8,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended April 30, 2001. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended April 30, 2001, it received approximately $50,600 and $21,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS, PIFM, and Jennison are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended April 30, 2001, the Fund incurred fees of approximately $138,900 for the services of PMFS. As of April 30, 2001, approximately $23,000 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2001 were $1,274,950 and $17,210,135, respectively.

      The federal income tax basis of the Fund's investments at April 30, 2001 was $87,718,422 and accordingly, net unrealized depreciation for federal income tax purposes was $19,867,096 (gross unrealized appreciation--$6,369,386; gross unrealized depreciation--$26,236,482).

      For federal income tax purposes, the Fund has a capital loss carryforward as of October 31, 2000 of approximately $6,178,000 which expires in 2006. Accordingly,
                                                                          21

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of April 30, 2001, the Fund had a
 .26% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $1,947,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      ABN AMRO Incorporated, 4.40%, in the principal amount of $79,104,000, repurchase price $79,113,668, due 5/1/01. The value of the collateral including accrued interest was $80,686,324.

      Bear, Stearns & Co. Inc., 4.55%, in the principal amount of $210,000,000, repurchase price $210,026,542, due 5/1/01. The value of the collateral including accrued interest was $215,224,348.

      Credit Suisse First Boston Corp., 4.57%, in the principal amount of $200,000,000, repurchase price $200,025,389, due 5/1/01. The value of the collateral including accrued interest was $204,000,316.

      Deutsche Bank Alex. Brown, 4.40%, in the principal amount of $65,408,000, repurchase price $65,415,994, due 5/1/01. The value of the collateral including accrued interest was $66,717,059.

      UBS Warburg, 4.55%, in the principal amount of $210,000,000, repurchase price $210,026,542, due 5/1/01. The value of the collateral including accrued interest was $214,201,402.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      The Fund has authorized 2 billion shares of common stock at $.001 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z common stock each consisting of 500 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended April 30, 2001:
Shares sold                                                   8,109,560    $  71,021,116
Shares reacquired                                           (10,188,015)     (92,392,014)
                                                            -----------    -------------
Net increase (decrase) in shares outstanding before
  conversion                                                 (2,078,455)     (21,370,898)
Shares issued upon conversion from Class B                    1,320,033       11,735,169
                                                            -----------    -------------
Net increase (decrase) in shares outstanding                   (758,422)   $  (9,635,729)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                  32,808,321    $ 431,759,479
Shares issued in reinvestment of dividends and
  distributions                                                  43,973          661,353
Shares reacquired                                           (32,235,077)    (433,292,743)
                                                            -----------    -------------
Net increase (decrase) in shares outstanding before
  conversion                                                    617,217         (871,911)
Shares issued upon conversion from Class B                    1,030,547       13,967,680
                                                            -----------    -------------
Net increase (decrase) in shares outstanding                  1,647,764    $  13,095,769
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Six months ended April 30, 2001:
Shares sold                                                   2,060,391    $  17,247,962
Shares reacquired                                            (2,892,811)     (24,639,474)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (832,420)      (7,391,512)
Shares reacquired upon conversion into Class A               (1,388,043)     (11,735,169)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,220,463)   $ (19,126,681)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                   4,933,017    $  65,826,119
Shares issued in reinvestment of dividends and
  distributions                                                  68,317          993,335
Shares reacquired                                            (6,432,158)     (85,696,361)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,430,824)     (18,876,907)
Shares reacquired upon conversion into Class A               (1,070,390)     (13,967,680)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,501,214)   $ (32,844,587)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          23

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended April 30, 2001:
Shares sold                                                   1,519,911    $  12,824,946
Shares reacquired                                            (1,842,032)     (15,829,605)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (322,122)   $  (3,004,659)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                   4,706,959    $  60,275,256
Shares issued in reinvestment of dividends and
  distributions                                                   3,740           54,374
Shares reacquired                                            (4,585,381)     (59,671,718)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   125,318    $     657,912
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended April 30, 2001:
Shares sold                                                   1,571,833    $  13,711,951
Shares reacquired                                            (1,576,962)     (14,173,985)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    (5,128)   $    (462,034)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                  15,766,846    $ 221,012,693
Shares issued in reinvestment of dividends and
  distributions                                                  43,538          659,179
Shares reacquired                                           (18,491,425)    (257,688,055)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,681,041)   $ (36,016,183)
                                                            -----------    -------------
                                                            -----------    -------------

Note 7. Borrowings
On March 7, 2001, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into an amended syndicated credit agreement (the 'amended SCA') with an unaffiliated lender. The maximum commitment under the amended SCA is $500 million. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the amended SCA is March 6, 2002. Prior to March 7, 2001, the maximum commitment under the previous agreement was $1 billion.

      The Fund utilized the line of credit during the six months ended April 30, 2001. The average daily balance the Fund had outstanding during the period was approximately $185,749 at a weighted average annual interest rate of approximately 6.61%.

       Prudential Pacific Growth Fund, Inc.

            Financial
                Highlights
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited)

                                                                     Class A(a)
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   9.70
                                                                      --------
Income from investment operations
Net investment income (loss)                                              (.05)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (1.32)
                                                                      --------
      Total from investment operations                                   (1.37)
                                                                      --------
Less distributions
Distributions from net investment income                                    --
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                      --------
      Total distributions                                                   --
                                                                      --------
Net asset value, end of period                                        $   8.33
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                         (14.02)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 36,759
Average net assets (000)                                              $ 36,392
Ratios to average net assets:
   Total expenses(c)                                                      2.45%
   Operating expenses, including distribution and service
      (12b-1) fees(c)                                                     2.44%
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                        2.19%
   Net investment income (loss)                                          (1.22)%
For Class A, B, C and Z shares:
   Portfolio turnover rate(d)                                                2%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) The Distributor of the Fund agreed to limit its distribution fees to .25 of 1% of the average daily net assets of the Class A shares.
(d) Portfolio turnover for periods less than a full year are not annualized.
    26                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                Class A(a)
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
    $  14.01             $   9.14             $  12.22             $  15.86             $  15.75
    --------             --------             --------             --------         ----------------

        (.09)                (.04)                 .06                  .02                  .07

       (4.01)                4.99                (1.88)               (3.31)                 .23
    --------             --------             --------             --------         ----------------
       (4.10)                4.95                (1.82)               (3.29)                 .30
    --------             --------             --------             --------         ----------------
        (.16)                (.08)                  --                   --                   --
        (.05)                  --                 (.40)                  --                 (.19)
          --                   --                 (.86)                (.35)                  --
    --------             --------             --------             --------         ----------------
        (.21)                (.08)               (1.26)                (.35)                (.19)
    --------             --------             --------             --------         ----------------
    $   9.70             $  14.01             $   9.14             $  12.22             $  15.86
    --------             --------             --------             --------         ----------------
    --------             --------             --------             --------         ----------------
      (29.82)%              55.11%              (15.53)%             (21.32)%               1.97%
    $ 50,141             $ 49,338             $ 22,624             $ 35,860             $113,585
    $ 53,389             $ 31,281             $ 26,845             $ 73,942             $106,148

        1.60%                1.72%                1.70%                1.48%                1.37%
        1.57%                1.72%                1.70%                1.42%                1.37%
        1.32%                1.47%                1.45%                1.17%                1.12%
        (.70)%               (.34)%                .63%                 .14%                 .44%

          93%                 104%                  94%                  81%                  91%

    See Notes to Financial Statements                                     27

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B(a)
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   9.30
                                                                      --------
Income from investment operations
Net investment loss                                                       (.08)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (1.31)
                                                                      --------
      Total from investment operations                                   (1.39)
                                                                      --------
Less distributions
Distributions from net investment income                                    --
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                      --------
      Total distributions                                                   --
                                                                      --------
Net asset value, end of period                                        $   7.91
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                         (14.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 25,798
Average net assets (000)                                              $ 36,622
Ratios to average net assets:
   Total expenses                                                         3.20%
   Operating expenses, including distribution and service
      (12b-1) fees                                                        3.19%
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                        2.19%
   Net investment loss                                                   (2.05)%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

    28                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                Class B(a)
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
    $  13.50             $   8.79             $  11.77             $  15.40             $  15.38
    --------         ----------------         --------         ----------------     ----------------

        (.19)                (.12)                (.01)                (.09)                (.04)

       (3.87)                4.84                (1.82)               (3.19)                 .25
    --------         ----------------         --------         ----------------     ----------------
       (4.06)                4.72                (1.83)               (3.28)                 .21
    --------         ----------------         --------         ----------------     ----------------
        (.09)                (.01)                  --                   --                   --
        (.05)                  --                 (.29)                  --                 (.19)
          --                   --                 (.86)                (.35)                  --
    --------         ----------------         --------         ----------------     ----------------
        (.14)                (.01)               (1.15)                (.35)                (.19)
    --------         ----------------         --------         ----------------     ----------------
    $   9.30             $  13.50             $   8.79             $  11.77             $  15.40
    --------         ----------------         --------         ----------------     ----------------
    --------         ----------------         --------         ----------------     ----------------
      (30.40)%              54.28%              (16.32)%             (21.84)%               1.36%
    $ 51,004             $107,769             $ 74,457             $128,694             $327,315
    $ 96,019             $ 85,193             $ 91,983             $244,462             $357,548

        2.35%                2.47%                2.45%                2.23%                2.12%
        2.32%                2.47%                2.45%                2.17%                2.12%
        1.32%                1.47%                1.45%                1.17%                1.12%
       (1.43)%              (1.09)%               (.12)%               (.61)%               (.25)%

    See Notes to Financial Statements                                     29

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C(a)
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $ 9.30
                                                                      -------
Income from investment operations
Net investment loss                                                      (.08)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (1.26)
                                                                      -------
      Total from investment operations                                  (1.34)
                                                                      -------
Less distributions
Distributions from net investment income                                   --
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                      -------
      Total distributions                                                  --
                                                                      -------
Net asset value, end of period                                         $ 7.96
                                                                      -------
                                                                      -------
TOTAL RETURN(b)                                                        (14.39)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $2,603
Average net assets (000)                                               $3,582
Ratios to average net assets:
   Total expenses                                                        3.20%
   Operating expenses, including distribution and service
      (12b-1) fees                                                       3.19%
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                       2.19%
   Net investment loss                                                  (2.04)%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

    30                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                Class C(a)
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
     $13.50               $ 8.79               $11.77               $15.40              $  15.38
    -------              -------              -------              -------              --------

       (.19)                (.12)                (.01)                (.09)                 (.04)

      (3.87)                4.84                (1.82)               (3.19)                  .25
    -------              -------              -------              -------              --------
      (4.06)                4.72                (1.83)               (3.28)                  .21
    -------              -------              -------              -------              --------
       (.09)                (.01)                  --                   --                    --
       (.05)                  --                 (.29)                  --                  (.19)
         --                   --                 (.86)                (.35)                   --
    -------              -------              -------              -------              --------
       (.14)                (.01)               (1.15)                (.35)                 (.19)
    -------              -------              -------              -------              --------
     $ 9.30               $13.50               $ 8.79               $11.77              $  15.40
    -------              -------              -------              -------              --------
    -------              -------              -------              -------              --------
     (30.40)%              54.28%              (16.32)%             (21.84)%                1.36%
     $6,040               $7,073               $1,654               $2,932              $ 12,360
     $7,376               $3,103               $2,276               $6,557              $  6,402

       2.35%                2.47%                2.45%                2.23%                 2.12%
       2.32%                2.47%                2.45%                2.17%                 2.12%
       1.32%                1.47%                1.45%                1.17%                 1.12%
      (1.42)%              (1.09)%               (.12)%               (.61)%                (.25)%

    See Notes to Financial Statements                                     31

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z(a)
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $ 9.75
                                                                      -------
Income from investment operations
Net investment income (loss)                                             (.02)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (1.39)
                                                                      -------
      Total from investment operations                                  (1.41)
                                                                      -------
Less distributions
Distributions from net investment income                                   --
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                      -------
      Total distributions                                                  --
                                                                      -------
Net asset value, end of period                                         $ 8.34
                                                                      -------
                                                                      -------
TOTAL RETURN(b)                                                        (14.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $3,178
Average net assets (000)                                               $2,285
Ratios to average net assets:
   Total expenses                                                        2.20%
   Operating expenses                                                    2.19%
   Net investment income (loss)                                         (1.14)%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class Z shares.

    32                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                Class Z(a)
----------------------------------------------------------------------------------------------------------
                            Year Ended October 31,                                  March 1, 1996(c)
-------------------------------------------------------------------------------         Through
      2000                 1999                 1998                 1997           October 31, 1996
----------------------------------------------------------------------------------------------------------
    $  14.12             $   9.17             $  12.28             $  15.89             $  16.57
----------------     ----------------     ----------------     ----------------     ----------------

        (.06)                  --                  .08                  .06                  .11

       (4.08)                 5.06                (1.89)               (3.32)                (.79)
----------------     ----------------     ----------------     ----------------     ----------------
       (4.14)                5.06                (1.81)               (3.26)                (.68)
----------------     ----------------     ----------------     ----------------     ----------------
        (.18)                (.11)                  --                   --                   --
        (.05)                  --                 (.44)                  --                   --
          --                   --                 (.86)                (.35)                  --
----------------     ----------------     ----------------     ----------------     ----------------
        (.23)                (.11)               (1.30)                (.35)                  --
----------------     ----------------     ----------------     ----------------     ----------------
    $   9.75             $  14.12             $   9.17             $  12.28             $  15.89
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
      (29.75)%              56.05%              (15.36)%             (21.02)%              (4.09)%
    $  3,767             $ 43,311             $ 12,429             $ 19,520             $ 37,288
    $ 33,479             $ 22,811             $ 15,099             $ 31,945             $ 33,868

        1.35%                1.47%                1.45%                1.23%                1.12%(c)
        1.32%                1.47%                1.45%                1.17%                1.12%(c)
        (.40)%               (.03)%                .82%                 .39%                 .68%(c)

    See Notes to Financial Statements                                     33

       Prudential Pacific Growth Fund, Inc.
             Supplemental Proxy Information (Unaudited)

      Meetings of the Fund's shareholders were held on March 28, 2001 and April 25, 2001, in conjunction with shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meetings were held for the following purposes:

(1) To elect the following nine individuals to serve on the Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.
    - Delayne D. Gold
    - Robert F. Gunia
    - Robert E. LeBlanc
    - David R. Odenath, Jr.
    - Judy A. Rice
    - Robin B. Smith
    - Stephen Stoneburn
    - Nancy Teeters
    - Clay T. Whitehead
(2) To approve a new subadvisory agreement between PIFM and Jardine Fleming International Management Inc.
(3) To permit PIFM to enter into or make material changes to subadvisory agreements without shareholder approval.
(4) To approve an amendment to the management agreement to permit PIFM to allocate assets among affiliated and unaffiliated subadvisors.
(5) To approve an amendment to certain fundamental investment restrictions and policies of the Fund.
(6) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the current fiscal year.

       Prudential Pacific Growth Fund, Inc.
             Supplemental Proxy Information (Unaudited) Cont'd.

      The results of the proxy solicitation on the above matters were:

              Director/Manager/
                 Investment                Votes        Votes
            Restrictions/Auditor            for        Against     Abstentions
        -----------------------------    ---------     -------     -----------
(1)     Delayne D. Gold                  4,357,267          --            --
        Robert F. Gunia                  4,359,056          --            --
        Robert F. LeBlanc                4,358,523          --            --
        David R. Odenath, Jr.            4,355,081          --            --
        Judy A. Rice                     4,356,296          --            --
        Robin B. Smith                   4,356,810          --            --
        Stephen Stoneburn                4,360,971          --            --
        Nancy H. Teeters                 4,354,201          --            --
        Clay T. Whitehead                4,354,463          --            --
(2)     Jardine Fleming                  4,177,494     187,537       242,703
(3)     PIFM                             3,143,581     356,102       236,616
(4)     PIFM                             4,084,898     271,142       251,694
(5a)    Fund Diversification             3,291,457     208,361       236,481
(5b)    Issuing Senior Securities,
         Borrowing Money and Pledging
         Assets                          3,212,004     281,012       243,283
(5c)    Buying and Selling Real
         Estate                          3,232,350     271,127       232,822
(5d)    Buying and Selling
         Commodities and Commodity
         Contracts                       3,208,753     288,375       239,171
(5e)    Fund Concentration               3,248,392     234,198       253,709
(5f)    Making Loans                     3,171,756     322,638       241,905
(5g)    Other Investment Restrictions    3,211,768     262,145       262,386
(6)     PricewaterhouseCoopers LLP       4,234,051     143,269       230,414

Prudential Pacific Growth Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

There's No Reward Without Risk; but Is This Risk Worth It? Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.PruFN.com           (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols   NASDAQ    CUSIP
     Class A   PRPAX   743941106
     Class B   PRPBX   743941205
     Class C   PRPCX   743941304
     Class Z   PPGZX   743941403

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

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